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                                                                    EXHIBIT 10.2


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of September 21, 2001, by and among BELK, INC., a Delaware corporation, as the Borrower, and WACHOVIA BANK, N.A., a national banking association, as the Bank.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement, dated as of May 30, 2000 (as amended by a First Amendment to Credit Agreement dated May 29, 2001, a letter amendment dated June 25, 2001 and as may be further amended, restated or otherwise modified from time to time, the "Credit Agreement") by and between the Borrower and the Bank, the Bank has agreed to make, and has made, certain Loans to the Borrower.

         The Borrower desires to make loans to certain of the Borrower's shareholders as more particularly described on Schedule A attached hereto (the "Shareholder Loans") and has requested that the Bank consent to the Shareholder Loans.

         Further, the Borrower has requested that the Bank amend the Credit Agreement to increase the maximum aggregate dollar amount of transactions which the Borrower is permitted under the Credit Agreement to enter into with its officers, directors, shareholders or Affiliates during any fiscal year of the Borrower.

         The Bank has agreed to consent to the Shareholder Loans and has agreed to amend the Credit Agreement pursuant to the terms and conditions of this Third Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1. Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         SECTION 2. Consent. The Bank hereby consents to the provision of certain Shareholder Loans by the Borrower to each of Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk in accordance with the terms and conditions more particularly set forth in Schedule A attached hereto.

         SECTION 3. Amendment. Section 6.16 of the Credit agreement is hereby amended by deleting the dollar amount "$2,000,000" from the seventh (7th) line of such section and by substituting the dollar amount "12,000,000" in its place and stead.


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         SECTION 4. Representations and Warranties. The Borrower hereby confirms that the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the Third Amendment Effective Date (as defined below) with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

         SECTION 5. Effectiveness. This Third Amendment shall become effective on the date (such date, the "Third Amendment Effective Date") upon which the Bank shall have received (a) a copy of this Third Amendment, duly executed and delivered by the Borrower and (b) a copy of the Consent to Third Amendment and Confirmation of Loan Documents attached hereto as Exhibit 1 executed by the Guarantors.

         SECTION 6. Limited Waiver and Amendment. Except as expressly waived or amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Third Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Bank may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified.

         SECTION 7. Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 8. Governing Law. This Third Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.




                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered under seal by their respective duly authorized officers as of the date first above written.

                                    BORROWER:

                                    BELK, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------





                           [Signature pages continue]

                                    BANK:

                                    WACHOVIA BANK, N.A.


                                    By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule A

                  Loans to Tim Belk, McKay Belk and Johnny Belk

RESOLVED, that it be approved for the corporation to loan to Thomas M. Belk, Jr. the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) to be repaid in five equal annual installments beginning on January 5, 2003 with interest at the rate of LIBOR + 150 basis points. The loan will be secured with a pledge of the corporation's Class A common stock and may be prepaid in whole or in part at any time without penalty. In lieu of cash, loan payments may be made though a surrender of collateral valued on the basis of an independent appraisal.

RESOLVED, that it be approved for the corporation to loan to H.W. McKay Belk the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) to be repaid in five equal annual installments beginning on January 5, 2003 with interest at the rate of LIBOR + 150 basis points. The loan will be secured with a pledge of the corporation's Class A common stock and may be prepaid in whole or in part at any time without penalty. In lieu of cash, loan payments may be made though a surrender of collateral valued on the basis of an independent appraisal.

RESOLVED, that it be approved for the corporation to loan to John R. Belk the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) to be repaid in five equal annual installments beginning on January 5, 2003 with interest at the rate of LIBOR + 150 basis points. The loan will be secured with a pledge of the corporation's Class A common stock and may be prepaid in whole or in part at any time without penalty. In lieu of cash, loan payments may be made though a surrender of collateral valued on the basis of an independent appraisal.

                                    Exhibit 1

                         Consent to Third Amendment and
                         Confirmation of Loan Documents


By execution of this Consent to Third Amendment and Confirmation of Loan Documents (the "Consent to the Third Amendment"), each of the undersigned hereby expressly (i) consents to the modifications, amendments and consents set forth in the Third Amendment to Credit Agreement (the "Third Amendment"), (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in its respective Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.


                                      BELK-SIMPSON COMPANY,
                                      GREENVILLE, SOUTH CAROLINA

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      BELK STORES SERVICES, INC.

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      THE BELK CENTER, INC.

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      BELK ADMINISTRATION COMPANY

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      BELK INTERNATIONAL

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------



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                                      UNITED ELECTRONIC SERVICES, INC.

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      BELK STORES OF VIRGINIA, LLC

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      BELK ACCOUNTS RECEIVABLE, LLC

                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------